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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1.  Reports to Stockholders

          Baron Investment Funds Trust Annual Report for the period ended September 30, 2011.

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund

September 30, 2011	Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Financial Statements

Statements of Net Assets	12
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	28

Financial Highlights	35

Report of Independent Registered Public Accounting Firm	40

Fund Expenses	41

Disclosure Regarding the Approval of the Investment Advisory Agreements for each of the Series by the Board of Trustees	42

Tax Information	43

Management of the Funds	44

DEAR BARON FUNDS SHAREHOLDER:
In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the fiscal year ended September 30, 2011. The Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
November 28, 2011	November 28, 2011	November 28, 2011

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of the BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.
Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.baronfunds.com for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund (Unaudited)	September 30, 2011

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES)† IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2011
					Since
					Inception
	One	Three	Five	Ten	(June 12,
	Year	Years	Years	Years	1987)
Baron Asset Fund — Retail Shares[1,2]	0.85%	0.88%	–0.15%	6.49%	10.22%
Baron Asset Fund — Institutional Shares[1,2,4]	1.14%	1.08%	–0.03%	6.56%	10.25%
Russell Midcap Growth Index[1]	0.80%	5.89%	1.64%	6.70%	8.51%[3]
S&P 500 Index[1]	1.14%	1.23%	–1.18%	2.82%	8.02%

†
To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future.

[1]
The Russell Midcap Growth Index and the S&P 500 Index are unmanaged indexes. The Russell Midcap Growth Index measures the performance of mid-sized companies that are classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]	For the period June 30, 1987 to September 30, 2011.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2011 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2011
% of Net
Baron Asset Fund	Assets
Gartner, Inc.	4.2%

Fastenal Co.	3.8%

IDEXX Laboratories, Inc.	3.7%

FactSet Research Systems, Inc.	3.6%

Ralph Lauren Corp.	3.4%

C. H. Robinson Worldwide, Inc.	3.1%

Equinix, Inc.	2.8%

Vail Resorts, Inc.	2.8%

Arch Capital Group, Ltd.	2.7%

Wynn Resorts, Ltd.	2.6%
32.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2011[2] (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund† gained 0.85% for the fiscal year ended September 30, 2011, in line with the Russell Midcap Growth Index, which gained 0.80% and slightly underperforming the S&P 500 Index, which gained 1.14%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines[1]. The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management.

Despite strong fundamental business trends in many industries throughout much of the fiscal year, the stock market fell sharply in the September quarter amid concerns that America’s economic recovery was “stalling,” in large part due to lack of confidence in our politicians. As a result of highly partisan debates, one independent credit rating agency downgraded our country’s credit rating. The U.S. stock market was also negatively impacted by the European banking crisis and ensuing political turmoil. High frequency trading increased the market’s volatility.

All these factors served to cause a crisis of confidence among investors. In our view, the U.S. is not experiencing a systemic meltdown in its financial system, and this is not a repeat of 2008. TARP loans have been mostly repaid by banks and other financial institutions, providing a solid foundation for growth. Companies have solid balance sheets, and borrowing rates are at historic lows. While there is great market uncertainty, the management teams of our portfolio companies have more relative confidence than during the “Great Recession.”

Leading apparel brand Ralph Lauren Corp. was the largest contributor to the Fund’s performance for the year. The company delivered strong results throughout the year, even as consumer confidence waned in the third quarter of 2011. The company’s investments in new product sourcing and distribution proved beneficial as profits grew faster than sales throughout the year. We see significant opportunities for continued growth given the brand’s balanced positioning in both moderately priced department store products and high-end luxury labels.

DeVry, Inc., a provider of diversified post-secondary education, had the most negative impact on the Fund’s performance for the year. Like other proprietary institutions, DeVry is experiencing enrollment declines as students, discouraged by the prolonged economic downturn, defer their decision to commit to college and the loans necessary to finance it. We remain positive on DeVry, given its focus on disciplines that should experience sustained job creation and its solid history of graduate placement. We believe DeVry brings capital and needed capacity to what will prove to be an increasingly constrained public system.

The Adviser expects to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify these companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

†	Performance information reflects results of the Retail Shares.

[1]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

[2]
Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Growth Fund (Unaudited)	September 30, 2011

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES)† IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2011
					Since
					Inception
	One	Three	Five	Ten	(December 31,
	Year	Years	Years	Years	1994)
Baron Growth Fund — Retail Shares[1,2]	4.08%	3.51%	1.55%	7.58%	12.23%
Baron Growth Fund — Institutional Shares[1,2,3]	4.36%	3.72%	1.68%	7.64%	12.27%
Russell 2000 Growth Index[1]	–1.12%	2.07%	0.96%	5.45%	5.00%
S&P 500 Index[1]	1.14%	1.23%	–1.18%	2.82%	7.49%

†
To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future.

[1]
The Russell 2000 Growth Index and S&P 500 Index are unmanaged indexes. The Russell 2000 Growth Index measures the performance of 2,000 small U.S. companies classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. These indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2011 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2011
% of Net
Baron Growth Fund	Assets
ITC Holdings Corp.	3.2%

Dick’s Sporting Goods, Inc.	3.1%

FactSet Research Systems, Inc.	2.7%

Mettler-Toledo International, Inc.	2.6%

Arch Capital Group, Ltd.	2.6%

DeVry, Inc.	2.5%

MSCI, Inc., Cl A	2.4%

Core Laboratories NV	2.3%

Morningstar, Inc.	2.2%

ANSYS, Inc.	2.1%
25.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2011[1] (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund† gained 4.08% for the fiscal year ended September 30, 2011, compared to a 1.12% decline for the Russell 2000 Growth Index and a 1.14% gain for the S&P 500 Index.

Baron Growth Fund is a long-term investor in primarily small-sized growth companies. The Adviser, through its independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and invest based upon the potential profitability of a business, and, therefore, its value in the future.

Despite strong fundamental business trends in many industries throughout much of the fiscal year, the stock market fell sharply in the September quarter amid concerns that America’s economic recovery was “stalling,” in large part due to lack of confidence in our politicians. As a result of highly partisan debates, one independent credit rating agency downgraded our country’s credit rating. This escalated a crisis of confidence among investors. In general, smaller companies sell off more than larger companies in times of economic uncertainty.

The U.S. stock market has also been negatively impacted by the European banking crisis, and ensuing political turmoil. High frequency trading increased the market’s volatility. In our view, the U.S. is not experiencing a systemic meltdown in its financial system, and this is not a repeat of 2008. TARP loans have been mostly repaid by banks and other financial institutions, providing a solid foundation for growth. Companies have solid balance sheets, and borrowing rates are at historic lows. While there is great market uncertainty, the management teams of our portfolio companies have more relative confidence than during the “Great Recession.”

Molycorp, Inc., owner of the largest rare-earth deposit outside of China, was the leading contributor to Fund performance during the year. The Fund began purchasing Molycorp in September 2010, coincident with China’s implementation of production and export restrictions on its rare earths. Within weeks, Molycorp sold out its entire anticipated 2011 production and announced plans to double capacity by 2014. Molycorp’s shares advanced sharply and the Fund sold a majority of its position in May 2011.

The largest detractor from Fund performance during the year was Strayer Education, Inc., a 115-year-old provider of post-secondary education to primarily working adults. Like other proprietary institutions, enrollment at Strayer declined due to the prolonged economic downturn, which discouraged students from committing to school and the loans necessary for financing their education. Long term, we believe the increasing need for a college education will outstrip constrained public supply giving this high-quality provider the opportunity to return to positive enrollment growth while expanding its geographic footprint.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to take advantage of opportunities as they arise throughout the economic recovery. We intend to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return.

†	Performance information reflects results of the Retail Shares.

[1]
Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Small Cap Fund (Unaudited)	September 30, 2011

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES)† IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2011
					Since
					Inception
	One	Three	Five	Ten	(September 30,
	Year	Years	Years	Years	1997)
Baron Small Cap Fund — Retail Shares[1,2]	–0.29%	3.68%	1.42%	8.07%	7.72%
Baron Small Cap Fund — Institutional Shares[1,2,3]	–0.05%	3.88%	1.53%	8.13%	7.76%
Russell 2000 Growth Index[1]	–1.12%	2.07%	0.96%	5.45%	1.68%
S&P 500 Index[1]	1.14%	1.23%	–1.18%	2.82%	3.08%

†
To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future.

[1]
The Russell 2000 Growth Index and S&P 500 Index are unmanaged indexes. The Russell 2000 Growth Index measures the performance of 2,000 small U.S. companies classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. These indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2011 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2011
% of Net
Baron Small Cap Fund	Assets
TransDigm Group, Inc.	3.3%

Penn National Gaming, Inc.	3.1%

SBA Communications Corp., Cl A	2.8%

Liberty Media Corp. - Liberty Capital, Cl A	2.7%

Waste Connections, Inc.	2.5%

Gartner, Inc.	2.3%

Equinix, Inc.	2.3%

Clean Harbors, Inc.	2.3%

Fossil, Inc.	2.2%

Polypore International, Inc.	2.1%
25.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2011[1] (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund† declined 0.29% for the fiscal year ended September 30, 2011, outperforming the Russell 2000 Growth Index of small-cap stocks, which declined 1.12%, and underperforming the S&P 500 Index, which gained 1.14%.

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what the Adviser believes are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value.

Despite strong fundamental business trends in many industries throughout much of the fiscal year, the stock market fell sharply in the September quarter amid concerns that America’s economic recovery was “stalling,” in large part due to lack of confidence in our politicians. As a result of highly partisan debates, one independent credit rating agency downgraded our country’s credit rating. This escalated a crisis of confidence among investors. In general, smaller companies sell off more than larger companies in times of economic uncertainty.

The U.S. stock market has also been negatively impacted by the European banking crisis, and ensuing political turmoil. High frequency trading increased the market’s volatility. In our view, the U.S. is not experiencing a systemic meltdown in its financial system, and this is not a repeat of 2008. TARP loans have been mostly repaid by banks and other financial institutions, providing a solid foundation for growth. Companies have solid balance sheets, and borrowing rates are at historic lows. While there is great market uncertainty, the management teams of our portfolio companies have more relative confidence than during the “Great Recession.”

Atlas Energy, Inc. was the leading contributor to Fund performance for the year. Atlas is one of the largest Marcellus shale acreage holders in Pennsylvania. Early in 2010, Atlas formed a joint venture with Reliance Corp. to fund the cost of drilling the shale over a three-year period. In November, 2010, Atlas agreed to be purchased by Chevron Corp. at a premium.

The largest detractor from Fund performance during the year was Strayer Education, Inc., a 115 year-old provider of post-secondary education to primarily working adults. Like other proprietary institutions, enrollment at Strayer declined due to the prolonged economic downturn, which discouraged students from committing to school and the loans necessary for financing their education. Long term, we believe the increasing need for a college education will outstrip constrained public supply giving this high-quality provider the opportunity to return to positive enrollment growth while expanding its geographic footprint.

Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been discovered by investors. “Fallen Angels” are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†	Performance information reflects results of the Retail Shares.

[1]
Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Opportunity Fund (Unaudited)	September 30, 2011

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND (RETAIL SHARES)† IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2011
					Since
					Inception
	One	Three	Five	Ten	(February 29,
	Year	Years	Years	Years	2000)
Baron Opportunity Fund — Retail Shares[1,2]	0.55%	9.03%	5.01%	12.11%	2.21%
Baron Opportunity Fund — Institutional Shares[1,2,3]	0.86%	9.25%	5.14%	12.18%	2.26%
Russell Midcap Growth Index[1]	0.80%	5.89%	1.64%	6.70%	–1.13%
S&P 500 Index[1]	1.14%	1.23%	–1.18%	2.82%	0.21%

†
To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future.

[1]
The Russell Midcap Growth Index and the S&P 500 Index are unmanaged indexes. The Russell Midcap Growth Index measures the performance of mid-sized companies that are classified as growth. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. These indexes and the Baron Opportunity Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2011 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2011
% of Net
Baron Opportunity Fund	Assets
Equinix, Inc.	4.2%

Apple, Inc.	3.7%

Gartner, Inc.	3.6%

Polypore International, Inc.	3.6%

SBA Communications Corp., Cl A	3.2%

CARBO Ceramics, Inc.	3.0%

MSCI, Inc., Cl A	2.8%

Discovery Communications, Inc., Series C	2.7%

NII Holdings, Inc.	2.5%

ANSYS, Inc.	2.3%
31.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2011[1] (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Opportunity Fund† gained 0.55% in the fiscal year ended September 30, 2011 while the Russell Midcap Growth Index gained 0.80% and the S&P 500 Index gained 1.14%.

Baron Opportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the Adviser believes are driving or benefiting from innovation through development of pioneering, transformative or technologically advanced products and services.

Despite strong fundamental business trends in many industries throughout much of the fiscal year, the stock market fell sharply in the September quarter amid concerns about the “stalling” U.S. economic recovery, the European sovereign debt crises, and a lack of confidence in U.S. and European political leaders. Volatility created by high-frequency trading and the growth of ETFs, and the S&P’s downgrade of the U.S. credit rating only served to escalate this crisis of confidence among investors. The U.S. stock market has been extremely volatile since the summer, gyrating wildly with every rumor out of Europe and every economic data point.

Polypore International, Inc. was the strongest contributor to Fund performance for the year. Even though its share price declined in the volatile September quarter, Polypore, which manufactures micro porous membranes used in batteries and dialysis equipment, sustained solid earnings growth throughout the year. Margins expanded along with demand for lithium-ion battery separators. The lithium-ion business continues to grow, driven by increasing demand for consumer electronic devices and the developing market for electric vehicles.

NII Holdings, Inc. was the biggest detractor from Fund performance during the year. A wireless communications company focused on Latin American markets, shares of NII Holdings experienced modest gains through the first nine months of the fiscal year before declining in the last fiscal quarter. The decline was mainly due to weakening of the Mexican Peso and the Brazilian Real relative to the U.S. dollar. Operationally, the company remains strong, with upcoming 3G launches in Mexico, and Brazil still on target.

We believe that our investment process, with its focus on research and long-term investing, will enable the Fund to continue to take advantage of opportunities as they arise. We expect to continue to invest in high-growth mid-sized businesses in any sector or industry that we believe will benefit from innovations and advances in technology.

†	Performance information reflects results of the Retail Shares.

[1]
Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2011

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES)† IN RELATION TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2011
				Since
				Inception
	One	Three	Five	(April 30,
	Year	Years	Years	2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	–2.50%	–1.15%	–2.23%	1.19%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	–2.28%	–0.98%	–2.13%	1.26%
S&P 500 Index[1]	1.14%	1.23%	–1.18%	2.36%

†
To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future.

[1]
The S&P 500 Index is an unmanaged index. The S&P 500 Index measures the performance of larger cap equities in the stock market in general. The index and the Baron Fifth Avenue Growth Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2011 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2011
% of Net
Baron Fifth Avenue Growth Fund	Assets
Google, Inc., Cl A	4.0%

Apple, Inc.	3.9%

Yum! Brands, Inc.	3.4%

Amazon.com, Inc.	3.1%

American Tower Corp., Cl A	2.9%

Danaher Corp.	2.9%

Equinix, Inc.	2.8%

Kansas City Southern	2.8%

Visa, Inc., Cl A	2.8%

Intuitive Surgical, Inc.	2.8%
31.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2011[1] (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund† declined 2.50% for the fiscal year ended September 30, 2011, while the Fund’s relative index, the S&P 500 Index, gained 1.14%.

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. The Adviser believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts.

Despite strong fundamental business trends in many industries throughout much of the fiscal year, the stock market fell sharply in the September quarter amid concerns that America’s economic recovery was “stalling,” in large part due to lack of confidence in our politicians. As a result of highly partisan debates, one independent credit rating agency downgraded our country’s credit rating. This escalated a crisis of confidence among investors. The U.S. stock market has also been negatively impacted by the European banking crisis and ensuing political turmoil. High frequency trading increased the market’s volatility. Weaker performance in the most economically sensitive sectors, such as Energy, Materials, and Consumer Discretionary, negatively affected the portfolio.

The U.S. began its economic recovery in 2009 by promulgating unconventional government policies to rescue our automobile manufacturers and banks. We think these efforts saved jobs and industries and have provided us with a solid foundation for growth. In the past 10 years businesses have doubled their earnings, while the S&P 500 Index is up only 2.8% per year. In this low-return world we see stocks as inexpensive.

Propelled by the successful introductions of its iPad2 tablet computer and the iPhone 4, Apple, Inc. gained strongly and was the leading contributor to Fund performance for the year. Apple is one of the world’s leading innovators of consumer digital products. We think the company continues to have significant growth potential, especially in the market for smart phones.

Molycorp, Inc., owner of the largest rare-earth deposit outside of China, was the biggest detractor from Fund performance during the year. Molycorp had performed well throughout the first half of the period, largely due to China’s decision in 2010 to restrict production and exports. The Fund began purchasing shares in the Spring 2011. As the summer progressed and the economy softened, rare-earth prices fell, driving down Molycorp’s share price. Additionally, the company announced the suspension of a joint venture with Hitachi Metals. We believe Molycorp will find a new partner for its magnet venture and that prices and demand for rare earths will stabilize and resume growing shortly.

The Adviser invests in what we believe are some of the best companies in America. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

†	Performance information reflects results of the Retail Shares.

[1]
Industry sector or sub-industry group levels are derived from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

Baron Asset Fund	September 30, 2011

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (97.31%)
Consumer Discretionary (25.25%)
	Apparel, Accessories & Luxury Goods (4.38%)
275,000	Fossil, Inc.[1]	$22,650,984	$22,291,500
575,000	Ralph Lauren Corp. (formerly, Polo Ralph Lauren Corp., Cl A)	10,829,791	74,577,500
		33,480,775	96,869,000
	Auto Parts & Equipment (1.07%)
75,000	BorgWarner, Inc.[1]	4,227,642	4,539,750
800,000	Gentex Corp.	24,149,686	19,240,000
		28,377,328	23,779,750
	Automotive Retail (0.44%)
405,000	CarMax, Inc.[1]	4,610,274	9,659,250
	Broadcasting (1.87%)
1,100,000	Discovery Communications, Inc., Cl A1	29,767,574	41,382,000
	Casinos & Gaming (2.60%)
500,000	Wynn Resorts, Ltd.	1,660,930	57,540,000
	Education Services (1.84%)
1,100,000	DeVry, Inc.	4,194,147	40,656,000
	Hotels, Resorts & Cruise Lines (2.35%)
850,000	Choice Hotels International, Inc.	4,185,563	25,262,000
850,000	Hyatt Hotels Corp., Cl A1	24,084,647	26,664,500
		28,270,210	51,926,500
	Internet Retail (2.86%)
550,000	HomeAway, Inc.[1]	18,373,629	18,491,000
100,000	priceline.com, Inc.[1]	16,248,871	44,946,000
		34,622,500	63,437,000
	Leisure Facilities (2.79%)
1,635,850	Vail Resorts, Inc.	32,279,772	61,818,772
	Restaurants (0.37%)
300,000	Dunkin’ Brands Group, Inc.[1]	7,232,984	8,310,000
	Specialty Stores (4.68%)
850,000	Dick’s Sporting Goods, Inc.[1]	23,324,713	28,441,000
875,000	Tiffany & Co.	27,677,226	53,217,500
350,000	Tractor Supply Co.	23,457,323	21,892,500
		74,459,262	103,551,000
Total Consumer Discretionary		278,955,756	558,929,272

Consumer Staples (0.32%)
	Packaged Foods & Meats (0.32%)
75,000	Green Mountain Coffee Roasters, Inc.[1]	5,360,642	6,970,500

Energy (7.72%)
	Oil & Gas Drilling (1.37%)
750,000	Helmerich & Payne, Inc.	23,128,329	30,450,000
	Oil & Gas Equipment & Services (2.64%)
165,000	CARBO Ceramics, Inc.	23,348,947	16,917,450
315,000	Core Laboratories NV2	21,719,124	28,296,450
165,000	SEACOR Holdings, Inc.[1]	4,600,133	13,234,650
		49,668,204	58,448,550
Shares		Cost	Value
Common Stocks (continued)
Energy (continued)
	Oil & Gas Exploration & Production (3.71%)
464,500	Concho Resources, Inc.[1]	$21,502,934	$33,044,530
375,000	SM Energy Co.	22,362,045	22,743,750
750,000	Whiting Petroleum Corp.[1]	26,220,923	26,310,000
		70,085,902	82,098,280
Total Energy		142,882,435	170,996,830

Financials (11.52%)
	Asset Management & Custody Banks (1.38%)
675,000	Eaton Vance Corp.	12,591,598	15,032,250
325,000	T. Rowe Price Group, Inc.	7,848,785	15,525,250
		20,440,383	30,557,500
	Investment Banking & Brokerage (2.42%)
4,750,000	Charles Schwab Corp.	7,836,687	53,532,500
	Office REITs (2.02%)
123,500	Alexander’s, Inc.[4]	6,519,292	44,585,970
	Real Estate Services (0.79%)
1,300,000	CB Richard Ellis Group, Inc., Cl A1	14,831,561	17,498,000
	Regional Banks (0.47%)
450,000	First Republic Bank[1]	11,878,902	10,422,000
	Reinsurance (2.73%)
1,850,000	Arch Capital Group, Ltd.[1,2]	20,334,022	60,448,750
	Specialized Finance (1.71%)
1,250,000	MSCI, Inc., Cl A1	37,405,087	37,912,500
Total Financials		119,245,934	254,957,220

Health Care (11.86%)
	Health Care Distributors (0.98%)
350,000	Henry Schein, Inc.[1]	9,382,832	21,703,500
	Health Care Equipment (5.06%)
1,175,000	IDEXX Laboratories, Inc.[1]	47,521,405	81,039,750
85,000	Intuitive Surgical, Inc.[1]	12,819,285	30,963,800
		60,340,690	112,003,550
	Health Care Facilities (0.38%)
500,000	Community Health Systems, Inc.[1]	12,650,128	8,320,000
	Health Care Technology (1.31%)
425,000	Cerner Corp.[1]	20,349,446	29,121,000
	Life Sciences Tools & Services (2.38%)
376,000	Mettler-Toledo International, Inc.[1]	27,323,190	52,624,960
	Pharmaceuticals (1.75%)
400,000	Perrigo Co.	31,538,503	38,844,000
Total Health Care		161,584,789	262,617,010

Industrials (18.91%)
	Air Freight & Logistics (4.28%)
1,000,000	C. H. Robinson Worldwide, Inc.	18,377,687	68,470,000
650,000	Expeditors International of Washington, Inc.	15,092,925	26,357,500
		33,470,612	94,827,500
	Diversified Support Services (1.42%)
1,550,000	Ritchie Bros. Auctioneers, Inc.[2]	38,130,924	31,294,500

12	See Notes to Financial Statements.

September 30, 2011	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Electrical Components & Equipment (1.50%)
375,000	Polypore International, Inc.[1]	$24,121,672	$21,195,000
175,000	Roper Industries, Inc.	14,045,821	12,059,250
		38,167,493	33,254,250
	Environmental & Facilities Services (2.10%)
575,000	Stericycle, Inc.[1]	16,499,475	46,414,000
	Human Resource & Employment Services (0.50%)
525,000	Robert Half International, Inc.	468,763	11,140,500
	Industrial Machinery (0.44%)
200,000	Stanley Black & Decker, Inc.	11,721,438	9,820,000
	Research & Consulting Services (4.40%)
1,600,000	Nielsen Holdings NV1,2	40,612,243	41,728,000
1,600,000	Verisk Analytics, Inc., Cl A1	42,492,692	55,632,000
		83,104,935	97,360,000
	Trading Companies & Distributors (4.27%)
500,000	Air Lease Corp.[1]	13,543,231	9,600,000
2,550,000	Fastenal Co.	50,069,098	84,864,000
		63,612,329	94,464,000
Total Industrials		285,175,969	418,574,750

Information Technology (16.02%)
	Application Software (5.39%)
800,000	ANSYS, Inc.[1]	26,291,691	39,232,000
900,000	FactSet Research Systems, Inc.	52,246,929	80,073,000
		78,538,620	119,305,000
	Communications Equipment (0.54%)
650,000	Polycom, Inc.[1]	12,850,590	11,940,500
	Electronic Equipment & Instruments (0.79%)
700,000	FLIR Systems, Inc.	15,406,183	17,535,000
	Internet Software & Services (0.88%)
250,000	LinkedIn Corp., Cl A1	16,334,646	19,520,000
	IT Consulting & Other Services (6.98%)
700,000	Equinix, Inc.[1,4]	56,983,955	62,181,000
2,650,000	Gartner, Inc.[1]	61,915,094	92,405,500
		118,899,049	154,586,500
	Systems Software (1.44%)
725,000	MICROS Systems, Inc.[1]	35,883,646	31,834,750
Total Information Technology		277,912,734	354,721,750

Materials (3.07%)
	Diversified Metals & Mining (0.71%)
475,000	Molycorp, Inc.[1]	25,658,018	15,613,250
	Industrial Gases (1.30%)
450,000	Airgas, Inc.	30,271,297	28,719,000
	Specialty Chemicals (1.06%)
700,000	Rockwood Holdings, Inc.[1]	36,089,397	23,583,000
Total Materials		92,018,712	67,915,250

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (2.64%)
	Wireless Telecommunication Services (2.64%)
250,000	NII Holdings, Inc.[1]	$7,261,464	$6,737,500
1,500,000	SBA Communications Corp., Cl A1	48,885,000	51,720,000
Total Telecommunication Services		56,146,464	58,457,500
Total Common Stocks		1,419,283,435	2,154,140,082

Private Equity Investments (1.09%)
Consumer Discretionary (0.14%)
	Hotels, Resorts & Cruise Lines (0.14%)
5,200,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	52,000,000	2,964,000

Financials (0.95%)
	Asset Management & Custody Banks (0.95%)
6,532,691	Windy City Investments Holdings LLC[1,3,4,6]	33,639,548	19,598,073
523,532	Windy City Investments Holdings LLC[1,3,4,6,7]	942,357	1,492,065
Total Financials		34,581,905	21,090,138
Total Private Equity Investments		86,581,905	24,054,138

Principal
Amount
Short Term Investments (1.52%)
$33,718,879	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $33,718,907; (Fully collateralized by U.S. Treasury Note, 1.375% due 09/30/2018; Market value - $35,407,313)[5]	33,718,879	33,718,879
Total Investments (99.92%)		$1,539,584,219	2,211,913,099
Cash and Other Assets Less Liabilities (0.08%)			1,869,744
Net Assets			$2,213,782,843
Retail Shares (Equivalent to $49.00 per share based on 39,282,087 shares outstanding)			$1,924,878,978

Institutional Shares (Equivalent to $49.30 per share based on 5,860,288 shares outstanding)			$288,903,865

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2011, the market value of restricted and fair valued securities amounted to $24,054,138 or 1.09% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
[7]	Position is subject to additional restriction.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	13

Baron Growth Fund	September 30, 2011

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (96.89%)
Consumer Discretionary (22.51%)
	Apparel Retail (0.46%)
1,464,900	Companhia Hering (Brazil)[2]	$21,638,953	$24,471,485
	Apparel, Accessories & Luxury Goods (1.67%)
1,350,000	Under Armour, Inc., Cl A1	43,660,051	89,653,500
	Automotive Retail (0.22%)
750,000	Penske Automotive Group, Inc.	13,032,059	12,000,000
	Casinos & Gaming (1.72%)
150,000	Ameristar Casinos, Inc.	2,651,936	2,407,500
2,700,000	Penn National Gaming, Inc.[1]	75,975,993	89,883,000
		78,627,929	92,290,500
	Distributors (1.91%)
4,250,000	LKQ Corp.[1]	55,839,251	102,680,000
	Education Services (4.63%)
4,903,369	Anhanguera Educacional
	Participacoes SA (Brazil)[2]	65,828,595	63,109,443
3,625,000	DeVry, Inc.[4]	60,704,873	133,980,000
675,000	Strayer Education, Inc.[4]	55,103,824	51,752,250
		181,637,292	248,841,693
	Home Improvement Retail (0.28%)
1,000,000	Lumber Liquidators Holdings, Inc.[1]	24,844,146	15,100,000
	Hotels, Resorts & Cruise Lines (1.66%)
3,007,500	Choice Hotels International, Inc.[4]	74,341,448	89,382,900
	Internet Retail (0.66%)
1,000,000	Blue Nile, Inc.[1,4]	32,886,089	35,280,000
	Leisure Facilities (1.46%)
1,905,750	Vail Resorts, Inc.[4]	51,909,636	72,018,292
640,500	Whistler Blackcomb Holdings, Inc. (Canada)[2]	7,665,517	6,399,499
		59,575,153	78,417,791
	Publishing (2.35%)
2,100,000	Morningstar, Inc.	59,909,305	118,524,000
1,300,000	The New York Times Co., Cl A1	11,869,753	7,553,000
		71,779,058	126,077,000
	Restaurants (2.38%)
800,000	Panera Bread Co., Cl A1	30,955,656	83,152,000
800,000	Peet’s Coffee & Tea, Inc.[1,4]	18,562,773	44,512,000
		49,518,429	127,664,000
	Specialty Stores (3.11%)
5,000,000	Dick’s Sporting Goods, Inc.[1]	86,074,246	167,300,000
Total Consumer Discretionary		793,454,104	1,209,158,869

Consumer Staples (6.05%)
	Food Distributors (0.81%)
1,175,000	United Natural Foods, Inc.[1]	47,190,530	43,522,000
	Household Products (1.32%)
1,600,000	Church & Dwight Co., Inc.	29,177,096	70,720,000
	Packaged Foods & Meats (3.92%)
1,084,823	Diamond Foods, Inc.	40,161,286	86,558,027
4,000,000	Dole Food Co., Inc.[1]	48,959,106	40,000,000
109,115	Seneca Foods Corp., Cl A1	2,400,530	2,160,477
1,325,000	TreeHouse Foods, Inc.[1]	52,766,413	81,938,000
		144,287,335	210,656,504
Total Consumer Staples		220,654,961	324,898,504
Shares		Cost	Value
Common Stocks (continued)
Energy (9.84%)
	Oil & Gas Drilling (0.70%)
925,000	Helmerich & Payne, Inc.	$20,821,012	$37,555,000
	Oil & Gas Equipment & Services (5.48%)
875,764	CARBO Ceramics, Inc.	59,006,928	89,792,083
1,388,272	Core Laboratories NV2	43,036,240	124,708,474
1,000,000	SEACOR Holdings, Inc.[1]	69,798,678	80,210,000
		171,841,846	294,710,557
	Oil & Gas Exploration & Production (3.08%)
1,600,000	Brigham Exploration Co.[1]	24,210,346	40,416,000
300,000	Concho Resources, Inc.[1]	8,411,945	21,342,000
1,400,000	Denbury Resources, Inc.[1]	7,859,281	16,100,000
247,191	Oasis Petroleum, Inc.[1]	3,460,674	5,519,775
1,350,000	SM Energy Co.	47,098,557	81,877,500
		91,040,803	165,255,275
	Oil & Gas Storage & Transportation (0.58%)
1,044,432	Targa Resources Corp.	29,322,280	31,071,852
Total Energy		313,025,941	528,592,684

Financials (11.77%)
	Asset Management & Custody Banks (1.47%)
1,000,000	Cohen & Steers, Inc.	21,358,631	28,750,000
1,500,000	Eaton Vance Corp.	26,667,458	33,405,000
925,000	Financial Engines, Inc.[1]	13,840,204	16,751,750
		61,866,293	78,906,750
	Consumer Finance (0.44%)
540,841	Green Dot Corp., Cl A1	25,652,314	16,939,140
1,341,218	NetSpend Holdings, Inc.[1]	14,625,890	6,893,860
		40,278,204	23,833,000
	Diversified REITs (0.21%)
630,000	American Assets Trust, Inc.	12,812,872	11,308,500
	Investment Banking & Brokerage (0.23%)
1,000,000	Jefferies Group, Inc.	9,859,745	12,410,000
	Life & Health Insurance (0.92%)
2,300,000	Primerica, Inc.	50,679,918	49,588,000
	Office REITs (1.99%)
135,000	Alexander’s, Inc.[5]	28,435,048	48,737,700
3,400,000	Douglas Emmett, Inc.	47,518,561	58,140,000
		75,953,609	106,877,700
	Reinsurance (2.56%)
4,200,000	Arch Capital Group, Ltd.[1,2]	41,487,457	137,235,000
	Residential REITs (0.42%)
600,000	American Campus Communities, Inc.	16,235,192	22,326,000
	Specialized Finance (2.38%)
4,222,433	MSCI, Inc., Cl A1	96,041,636	128,066,393
	Specialized REITs (1.15%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	47,577,250
750,000	LaSalle Hotel Properties	16,636,141	14,400,000
		46,305,662	61,977,250
Total Financials		451,520,588	632,528,593

14	See Notes to Financial Statements.

September 30, 2011	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Health Care (13.07%)
	Health Care Equipment (2.80%)
1,000,000	Edwards Lifesciences Corp.[1]	$13,570,043	$71,280,000
1,150,000	IDEXX Laboratories, Inc.[1]	38,825,384	79,315,500
		52,395,427	150,595,500
	Health Care Facilities (1.68%)
4,074,900	Community Health Systems, Inc.[1]	82,205,284	67,806,336
172,179	Vanguard Health Systems, Inc.[1]	3,099,222	1,749,339
1,300,000	VCA Antech, Inc.[1]	34,889,375	20,774,000
		120,193,881	90,329,675
	Health Care Services (0.70%)
600,000	Chemed Corp.	21,302,479	32,976,000
125,000	IPC The Hospitalist Co., Inc.[1]	2,062,500	4,461,250
		23,364,979	37,437,250
	Health Care Supplies (1.12%)
950,000	Gen-Probe, Inc.[1,5]	38,761,420	54,387,500
175,000	Neogen Corp.[1]	3,887,774	6,076,000
		42,649,194	60,463,500
	Health Care Technology (0.30%)
900,000	Allscripts Healthcare Solutions, Inc.[1]	15,083,448	16,218,000
	Life Sciences Tools & Services (3.72%)
1,000,000	Mettler-Toledo International, Inc.[1]	58,852,435	139,960,000
880,943	Techne Corp.	46,631,249	59,912,933
		105,483,684	199,872,933
	Managed Health Care (1.71%)
2,350,000	AMERIGROUP Corp.[1]	39,023,979	91,673,500
	Pharmaceuticals (1.04%)
2,582,389	CFR Pharmaceuticals SA,144A, ADR (Chile)[1,2]	59,436,184	55,650,483
Total Health Care		457,630,776	702,240,841

Industrials (13.05%)
	Construction & Engineering (0.99%)
3,000,000	AECOM Technology Corp.[1]	65,871,334	53,010,000
	Diversified Support Services (2.55%)
2,000,000	Copart, Inc.[1]	49,463,499	78,240,000
2,900,000	Ritchie Bros. Auctioneers, Inc.[2]	66,712,065	58,551,000
		116,175,564	136,791,000
	Electrical Components & Equipment (1.14%)
3,268,578	Generac Holdings, Inc.[1]	43,594,408	61,481,952
	Environmental & Facilities Services (0.99%)
2,850,000	Tetra Tech, Inc.[1]	71,178,894	53,409,000
	Industrial Machinery (2.45%)
2,000,000	Colfax Corp.[1]	45,274,831	40,520,000
850,000	Middleby Corp.[1]	74,456,719	59,891,000
400,000	Valmont Industries, Inc.	32,589,034	31,176,000
		152,320,584	131,587,000
	Railroads (1.73%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	93,040,000
Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Research & Consulting Services (1.72%)
999,653	CoStar Group, Inc.[1]	$44,116,616	$51,951,967
400,000	IHS, Inc., Cl A1	16,387,387	29,924,000
600,000	Mistras Group, Inc.[1]	7,563,468	10,536,000
		68,067,471	92,411,967
	Trading Companies & Distributors (0.82%)
812,050	Air Lease Corp.[1]	19,894,672	15,591,360
500,000	MSC Industrial Direct Co., Inc., Cl A	17,821,237	28,230,000
		37,715,909	43,821,360
	Trucking (0.66%)
475,000	Landstar System, Inc.	11,073,375	18,791,000
930,707	Zipcar, Inc.[1,6]	23,861,723	16,752,726
		34,935,098	35,543,726
Total Industrials		622,080,431	701,096,005

Information Technology (15.80%)
	Application Software (8.41%)
1,672,405	Advent Software, Inc.[1]	33,262,507	34,869,644
2,250,000	ANSYS, Inc.[1]	54,764,730	110,340,000
1,000,000	Concur Technologies, Inc.[1]	22,319,863	37,220,000
1,635,000	FactSet Research Systems, Inc.	82,436,633	145,465,950
1,600,000	Pegasystems, Inc.	49,240,202	48,976,000
946,302	RealPage, Inc.[1]	24,359,122	19,351,876
2,673,656	SS&C Technologies Holdings, Inc.[1]	44,859,313	38,206,544
698,804	Synchronoss Technologies, Inc.[1]	21,565,282	17,407,208
		332,807,652	451,837,222
	Electronic Equipment & Instruments (0.38%)
675,000	FEI Co.[1]	25,237,478	20,223,000
	Internet Software & Services (0.92%)
1,650,000	WebMD Health Corp., Cl A1	49,907,817	49,747,500
	IT Consulting & Other Services (4.69%)
859,960	Booz Allen Hamilton Holding Corp.[1]	15,037,419	12,787,605
925,000	Equinix, Inc.[1,5]	29,378,111	82,167,750
3,000,000	Gartner, Inc.[1]	49,076,691	104,610,000
1,500,000	MAXIMUS, Inc.	57,530,784	52,350,000
		151,023,005	251,915,355
	Systems Software (1.40%)
4,418,000	TOTVS SA (Brazil)[2]	60,197,679	75,190,001
Total Information Technology		619,173,631	848,913,078

Materials (1.05%)
	Diversified Metals & Mining (0.49%)
798,995	Molycorp, Inc.[1]	18,017,963	26,262,966
	Fertilizers & Agricultural Chemicals (0.56%)
1,209,798	Intrepid Potash, Inc.[1]	37,853,777	30,087,676
Total Materials		55,871,740	56,350,642

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2011

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (0.51%)
	Wireless Telecommunication Services (0.51%)
800,000	SBA Communications Corp., Cl A1	$2,972,866	$27,584,000

Utilities (3.24%)
	Electric Utilities (3.24%)
2,250,000	ITC Holdings Corp.	69,934,400	174,217,500
Total Common Stocks		3,606,319,438	5,205,580,716

Private Equity Investments (0.21%)
Consumer Discretionary (0.08%)
	Hotels, Resorts & Cruise Lines (0.08%)
7,400,000	Kerzner International Holdings, Ltd., Cl A1,2,3,5,10	74,000,000	4,218,000

Financials (0.13%)
	Asset Management & Custody Banks (0.13%)
176,224	Windy City Investments Holdings LLC[1,3,5,7,10]	317,203	502,238
2,198,950	Windy City Investments Holdings LLC[1,3,5,10]	8,313,795	6,596,849
Total Financials		8,630,998	7,099,087
Total Private Equity Investments		82,630,998	11,317,087

Principal
Amount
Short Term Investments (3.21%)
$168,998,723	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $168,998,864; (Fully collateralized by U.S. Treasury Note, 3.125% due 05/15/2019; Market value - $44,006,050 and U.S. Treasury Note, 2.625% due 08/15/2020; Market value - $32,175,000 and U.S. Treasury Note, 2.625% due 11/15/2020; Market value - $30,390,888 and U.S. Treasury Note,1.375% due 09/30/2018; Market value - $70,879,219)[9]	168,998,723	168,998,723
Principal
Amount		Cost	Value
Short Term Investments (continued)
$3,401,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $3,401,003; (Fully collateralized by U.S. Treasury Note, 2.375% due 06/30/2018; Market value - $3,574,969)[8,9]	$3,401,000	$3,401,000
Total Short Term Investments		172,399,723	172,399,723
Total Investments (100.31%)		$3,861,350,159	5,389,297,526
Liabilities Less Cash and Other Assets (-0.31%)			(16,783,716)
Net Assets			$5,372,513,810
Retail Shares (Equivalent to $46.18 per share based on 89,014,086 shares outstanding)			$4,110,750,344

Institutional Shares (Equivalent to $46.46 per share based on 27,158,694 shares outstanding)			$1,261,763,466

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2011, the market value of restricted and fair valued securities amounted to $11,317,087 or 0.21% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]

All or a portion of these securities were on loan. The value of all securities loaned at September 30, 2011 amounted to $3,222,000 which is 0.06% of net assets. See Note 2d regarding Securities Lending.

[7]	Position is subject to additional restriction.
[8]	Represents security purchased with the cash collateral received for security on loan.
[9]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[10]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At September 30, 2011, the market value of Rule 144A securities amounted to $55,650,483 or 1.04% of net assets.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

September 30, 2011	Baron Small Cap Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (93.85%)
Consumer Discretionary (23.08%)
	Advertising (2.38%)
1,250,000	Arbitron, Inc.	$47,248,927	$41,350,000
2,675,000	National CineMedia, Inc.	55,438,848	38,814,250
		102,687,775	80,164,250
	Apparel, Accessories & Luxury Goods (4.60%)
900,000	Fossil, Inc.[1]	24,044,725	72,954,000
3,900,000	Iconix Brand Group, Inc.[1,4]	62,609,371	61,620,000
2,000,000	Quiksilver, Inc.[1]	10,419,500	6,100,000
300,000	Warnaco Group, Inc.[1]	16,497,858	13,827,000
		113,571,454	154,501,000
	Auto Parts & Equipment (0.76%)
1,000,000	Tenneco, Inc.[1]	40,417,524	25,610,000
	Casinos & Gaming (4.27%)
3,100,000	Penn National Gaming, Inc.[1]	81,039,972	103,199,000
350,000	Wynn Resorts, Ltd.	3,263,528	40,278,000
		84,303,500	143,477,000
	Education Services (0.71%)
310,811	Strayer Education, Inc.	27,776,615	23,829,879
	Footwear (1.23%)
1,750,000	CROCS, Inc.[1]	33,227,560	41,422,500
	Home Improvement Retail (0.64%)
1,425,000	Lumber Liquidators Holdings, Inc.[1,4]	30,543,458	21,517,500
	Hotels, Resorts & Cruise Lines (0.95%)
3,060,000	Great Wolf Resorts, Inc.[1,4]	55,012,502	7,833,600
17,500,000	Mandarin Oriental International, Ltd. (Singapore)[2,8]	35,306,748	24,131,485
		90,319,250	31,965,085
	Internet Retail (1.25%)
750,000	Shutterfly, Inc.[1]	39,280,251	30,885,000
2,325,000	Vitacost.com, Inc.[1,4]	23,626,535	11,067,000
		62,906,786	41,952,000
	Movies & Entertainment (3.80%)
4,000,000	Function X, Inc.[3,5,9]	10,000,000	9,960,000
1,350,000	Liberty Media Corp. - Liberty Capital, Cl A (formerly, Liberty Media Corp.)[1]	20,789,629	89,262,000
1,250,000	The Madison Square Garden Co., Cl A1	31,697,976	28,500,000
		62,487,605	127,722,000
	Restaurants (2.49%)
1,628,701	Bravo Brio Restaurant Group, Inc.[1,4]	25,037,410	27,101,585
1,500,000	Cheesecake Factory, Inc.[1]	35,488,478	36,975,000
1,473,800	Texas Roadhouse, Inc., Cl A	15,498,707	19,483,636
		76,024,595	83,560,221
Total Consumer Discretionary		724,266,122	775,721,435

Consumer Staples (1.10%)
	Food Distributors (1.10%)
1,250,000	The Chefs’ Warehouse, Inc.[1,4]	20,053,348	14,700,000
600,000	United Natural Foods, Inc.[1]	22,478,087	22,224,000
Total Consumer Staples		42,531,435	36,924,000
Shares		Cost	Value
Common Stocks (continued)
Energy (8.35%)
	Oil & Gas Equipment & Services (3.42%)
600,000	C&J Energy Services, Inc.[1]	$17,489,532	$9,864,000
500,000	CARBO Ceramics, Inc.	34,457,138	51,265,000
600,000	Core Laboratories NV2	23,095,109	53,898,000
		75,041,779	115,027,000
	Oil & Gas Exploration & Production (2.65%)
2,000,000	Brigham Exploration Co.[1]	21,988,814	50,520,000
900,000	GeoResources, Inc.[1]	15,304,693	16,011,000
1,000,000	Oasis Petroleum, Inc.[1]	14,212,944	22,330,000
		51,506,451	88,861,000
	Oil & Gas Storage & Transportation (2.28%)
160,000	Golar LNG, Ltd.	4,988,763	5,084,800
1,500,000	Golar LNG Partners LP	36,895,962	38,355,000
666,213	PAA Natural Gas Storage LP	14,145,150	10,859,272
750,000	Targa Resources Corp.	17,965,719	22,312,500
		73,995,594	76,611,572
Total Energy		200,543,824	280,499,572

Financials (6.08%)
	Asset Management & Custody Banks (0.89%)
1,650,000	Financial Engines, Inc.[1]	25,939,078	29,881,500
	Consumer Finance (0.56%)
600,000	Green Dot Corp., Cl A1	29,736,370	18,792,000
	Office REITs (1.94%)
1,000,000	Corporate Office Properties Trust	34,564,774	21,780,000
750,000	SL Green Realty Corp.	17,178,705	43,612,500
		51,743,479	65,392,500
	Real Estate Services (0.60%)
1,500,000	CB Richard Ellis Group, Inc., Cl A1	7,261,912	20,190,000
	Specialized Finance (1.02%)
1,126,513	MSCI, Inc., Cl A1	25,427,990	34,167,139
	Specialized REITs (1.07%)
2,000,000	Chesapeake Lodging Trust[4]	35,285,655	24,140,000
750,000	Pebblebrook Hotel Trust	14,262,778	11,737,500
		49,548,433	35,877,500
Total Financials		189,657,262	204,300,639

Health Care (9.90%)
	Health Care Equipment (4.03%)
700,000	IDEXX Laboratories, Inc.[1]	22,713,021	48,279,000
150,000	Intuitive Surgical, Inc.[1]	2,175,000	54,642,000
1,500,000	Masimo Corp.	33,862,646	32,475,000
		58,750,667	135,396,000
	Health Care Facilities (2.48%)
3,550,000	Brookdale Senior Living, Inc.[1]	68,396,819	44,517,000
1,750,000	Emeritus Corp.[1]	50,131,389	24,675,000
1,400,000	Vanguard Health Systems, Inc.[1]	25,144,684	14,224,000
		143,672,892	83,416,000
	Health Care Supplies (0.59%)
350,000	Gen-Probe, Inc.[1,5]	13,000,731	20,037,500

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2011

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Life Sciences Tools & Services (2.80%)
600,000	Covance, Inc.[1]	$21,774,270	$27,270,000
800,000	Luminex Corp.[1]	12,962,765	17,736,000
350,000	Mettler-Toledo International, Inc.[1]	20,860,001	48,986,000
		55,597,036	93,992,000
Total Health Care		271,021,326	332,841,500

Industrials (20.33%)
	Aerospace & Defense (3.79%)
2,385,000	KEYW Holding Corp.[1,4]	27,745,763	16,957,350
1,350,000	TransDigm Group, Inc.[1]	35,096,586	110,254,500
		62,842,349	127,211,850

	Building Products (0.31%)
650,000	Trex Co., Inc.[1]	18,171,038	10,419,500

	Construction & Farm Machinery & Heavy Trucks (0.97%)
1,750,000	Accuride Corp.[1]	25,842,449	8,960,000
450,000	Wabtec Corp.	13,589,577	23,791,500
		39,432,026	32,751,500

	Diversified Support Services (1.20%)
2,000,000	Ritchie Bros. Auctioneers, Inc.[2]	37,985,919	40,380,000

	Electrical Components & Equipment (2.37%)
250,000	Acuity Brands, Inc.	13,965,438	9,010,000
1,250,000	Polypore International, Inc.[1]	47,390,435	70,650,000
		61,355,873	79,660,000

	Environmental & Facilities Services (5.36%)
1,500,000	Clean Harbors, Inc.[1]	39,187,610	76,950,000
1,000,000	Tetra Tech, Inc.[1]	25,773,708	18,740,000
2,500,000	Waste Connections, Inc.	44,418,371	84,550,000
		109,379,689	180,240,000
	Industrial Machinery (3.08%)
1,000,000	Graco, Inc.	23,209,297	34,140,000
1,300,000	Nordson Corp.	42,812,853	51,662,000
498,000	Tennant Co.	18,173,171	17,614,260
		84,195,321	103,416,260
	Railroads (1.25%)
900,000	Genesee & Wyoming, Inc., Cl A1	23,192,198	41,868,000

	Research & Consulting Services (0.89%)
1,650,000	Mistras Group, Inc.[1,4]	19,695,610	28,974,000
50,000	RPX Corp.[1]	1,047,044	1,035,500
		20,742,654	30,009,500

	Trading Companies & Distributors (1.00%)
1,750,000	Air Lease Corp.[1]	42,316,017	33,600,000

	Trucking (0.11%)
200,000	Zipcar, Inc.[1,6]	4,598,921	3,600,000
Total Industrials		504,212,005	683,156,610
Shares		Cost	Value
Common Stocks (continued)
Information Technology (16.47%)
	Application Software (4.39%)
1,750,000	Advent Software, Inc.[1]	$31,149,679	$36,487,500
2,500,000	RealPage, Inc.[1]	51,500,744	51,125,000
1,000,000	Synchronoss Technologies, Inc.[1]	32,137,762	24,910,000
750,000	Ultimate Software Group, Inc.[1]	20,337,122	35,040,000
		135,125,307	147,562,500

	Data Processing & Outsourced Services (1.35%)
1,000,000	FleetCor Technologies, Inc.[1]	25,103,188	26,260,000
500,000	Wright Express Corp.[1]	21,221,859	19,020,000
		46,325,047	45,280,000

	Electronic Components (1.16%)
1,000,000	Rogers Corp.[1,4]	43,765,303	39,130,000

	Electronic Equipment & Instruments (3.53%)
1,250,000	Cognex Corp.	41,565,530	33,887,500
300,000	Coherent, Inc.[1]	13,332,104	12,888,000
1,500,000	FLIR Systems, Inc.	10,094,186	37,575,000
1,500,000	National Instruments Corp.	29,401,075	34,290,000
		94,392,895	118,640,500

	Electronic Manufacturing Services (0.60%)
1,750,000	Mercury Computer Systems, Inc.[1,4]	32,185,131	20,125,000

	Internet Software & Services (0.30%)
1,500,000	Velti plc[1,2]	23,472,366	9,915,000

	IT Consulting & Other Services (4.65%)
875,000	Equinix, Inc.[1,5]	55,025,037	77,726,250
2,250,000	Gartner, Inc.[1]	41,942,703	78,457,500
		96,967,740	156,183,750

	Technology Distributors (0.49%)
350,000	Anixter International, Inc.[1]	16,167,504	16,604,000
Total Information Technology		488,401,293	553,440,750

Materials (3.84%)
	Construction Materials (0.25%)
500,000	Eagle Materials, Inc.	8,577,138	8,325,000

	Diversified Metals & Mining (1.73%)
4,000,000	Globe Specialty Metals, Inc.[4]	46,608,066	58,080,000

	Specialty Chemicals (1.86%)
1,200,000	EcoSynthetix, Inc.[1,2]	11,313,210	8,657,315
1,500,000	Kraton Performance Polymers, Inc.[1]	41,079,392	24,270,000
850,000	Nalco Holding Co.	14,395,861	29,733,000
		66,788,463	62,660,315
Total Materials		121,973,667	129,065,315

Telecommunication Services (4.18%)
	Wireless Telecommunication Services (4.18%)
850,000	American Tower Corp., Cl A1	2,888,487	45,730,000
2,750,000	SBA Communications Corp., Cl A1	26,849,041	94,820,000
Total Telecommunication Services		29,737,528	140,550,000

18	See Notes to Financial Statements.

September 30, 2011	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Utilities (0.52%)
	Electric Utilities (0.52%)
225,000	ITC Holdings Corp.	$9,427,959	$17,421,750
Total Common Stocks		2,581,772,421	3,153,921,571

Private Equity Investments (0.06%)
Consumer Discretionary (0.06%)
	Hotels, Resorts & Cruise Lines (0.06%)
3,500,000	Kerzner International Holdings, Ltd., Cl A1,2,3,5,9	35,000,000	1,995,000

Warrants (0.00%)
Consumer Discretionary (0.00%)
	Movies & Entertainment (0.00%)
4,000,000	Function X, Inc. Warrants, Exp 08/22/2014[1,3,5,9]	0	40,000

Principal
Amount
Short Term Investments (6.13%)
$204,863,578	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $204,863,748; (Fully collateralized by U.S. Treasury Note, 2.125% - due 11/30/2014; Market value $20,852,081 and U.S. Treasury Note, 2.125% due 05/31/2015; Market value $41,337,325 and U.S. Treasury Note,1.875% due 10/31/2017; Market value $4,478,063 and U.S. Treasury Note, 2.625% due 04/30/2018; Market value $15,834,038 and U.S. Treasury Note, 2.375% due 06/30/2018; Market value $7,278,188 and U.S. Treasury Note,1.375% due 09/30/2018; Market value $125,331,750)[8]	204,863,578	204,863,578

1,026,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $1,026,001; (Fully collateralized by U.S. Treasury Note, 2.375% due 06/30/2018; Market value - $1,079,438)[7,8]	1,026,000	1,026,000

Total Short Term Investments		205,889,578	205,889,578

Total Investments (100.04%)		$2,822,661,999	3,361,846,149
Liabilities Less Cash and Other Assets (-0.04%)			(1,284,203)
Net Assets			$3,360,561,946

Retail Shares (Equivalent to $20.84 per share based on 136,374,219 shares outstanding)			$2,841,966,944

Institutional Shares (Equivalent to $20.96 per share based on 24,742,064 shares outstanding)			$518,595,002

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2011, the market value of restricted and fair valued securities amounted to $11,995,000 or 0.36% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	All or a portion of this security is on loan. The value of all securities loaned at September 30, 2011 amounted to $972,000, which is 0.03% of net assets. See Note 2d regarding Securities Lending.
[7]	Represents security purchased with the cash collateral received for security on loan.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	September 30, 2011

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (95.00%)
Consumer Discretionary (14.92%)
	Advertising (1.04%)
198,500	National CineMedia, Inc.	$3,524,778	$2,880,235
	Auto Parts & Equipment (1.36%)
155,500	Gentex Corp.	4,427,406	3,739,775
	Automotive Retail (0.85%)
98,500	CarMax, Inc.[1]	2,467,463	2,349,225
	Broadcasting (2.68%)
210,000	Discovery Communications, Inc., Series C1	7,786,047	7,381,500
	Footwear (0.97%)
113,500	CROCS, Inc.[1]	3,075,674	2,686,545
	Internet Retail (5.92%)
23,000	Amazon. com, Inc.[1]	2,005,906	4,973,290
73,000	HomeAway, Inc.[1]	2,089,950	2,454,260
11,500	priceline. com, Inc.[1]	2,397,607	5,168,790
91,000	Shutterfly, Inc.[1]	4,784,024	3,747,380
		11,277,487	16,343,720
	Movies & Entertainment (2.10%)
51,500	Liberty Media Corp. - Liberty Capital, Cl A (formerly, Liberty Media Corp.)[1]	2,477,475	3,405,180
61,500	Viacom, Inc., Cl B	3,083,323	2,382,510
		5,560,798	5,787,690
Total Consumer Discretionary		38,119,653	41,168,690
Consumer Staples (1.02%)
	Packaged Foods & Meats (1.02%)
30,250	Green Mountain Coffee Roasters, Inc.[1]	2,199,079	2,811,435
Energy (7.68%)
	Oil & Gas Equipment & Services (4.66%)
80,500	CARBO Ceramics, Inc.	7,057,100	8,253,665
286,250	RigNet, Inc.[1]	3,435,000	4,588,588
		10,492,100	12,842,253
	Oil & Gas Exploration & Production (1.52%)
187,500	Oasis Petroleum, Inc.[1]	2,914,517	4,186,875
	Oil & Gas Storage & Transportation (1.50%)
130,500	Golar LNG, Ltd.	4,650,068	4,147,290
Total Energy		18,056,685	21,176,418
Financials (6.37%)
	Asset Management & Custody Banks (0.85%)
130,000	Financial Engines, Inc.[1]	1,812,981	2,354,300
	Consumer Finance (1.25%)
110,000	Green Dot Corp., Cl A1	4,918,423	3,445,200
	Diversified Real Estate Activities (0.98%)
98,000	Brookfield Asset Management, Inc., Cl A2	2,806,491	2,699,900
Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Investment Banking & Brokerage (0.47%)
115,000	Charles Schwab Corp.	$1,797,513	$1,296,050
	Specialized Finance (2.82%)
256,000	MSCI, Inc., Cl A1	7,152,842	7,764,480
Total Financials		18,488,250	17,559,930
Health Care (8.97%)
	Health Care Equipment (4.82%)
46,000	Edwards Lifesciences Corp.[1]	4,015,533	3,278,880
13,500	Intuitive Surgical, Inc.[1]	3,532,053	4,917,780
235,500	Masimo Corp.	6,173,492	5,098,575
		13,721,078	13,295,235
	Health Care Supplies (0.94%)
45,500	Gen-Probe, Inc.[1,3]	2,790,705	2,604,875
	Health Care Technology (1.99%)
305,000	Allscripts Healthcare Solutions, Inc.[1]	5,200,654	5,496,100
	Life Sciences Tools & Services (1.22%)
151,610	Luminex Corp.[1]	2,780,564	3,361,194
Total Health Care		24,493,001	24,757,404
Industrials (9.01%)
	Diversified Support Services (1.06%)
145,000	Ritchie Bros. Auctioneers, Inc.[2]	4,115,777	2,927,550
	Electrical Components & Equipment (3.55%)
173,500	Polypore International, Inc.[1]	6,648,095	9,806,220
	Environmental & Facilities Services (1.32%)
195,000	Tetra Tech, Inc.[1]	4,439,925	3,654,300
	Research & Consulting Services (3.08%)
116,000	CoStar Group, Inc.[1]	4,702,117	6,028,520
118,500	RPX Corp.[1]	2,672,789	2,454,135
		7,374,906	8,482,655
Total Industrials		22,578,703	24,870,725
Information Technology (39.05%)
	Application Software (11.61%)
131,010	ANSYS, Inc.[1]	4,189,227	6,424,730
122,000	BroadSoft, Inc.[1]	3,452,917	3,702,700
50,000	FactSet Research Systems, Inc.	3,244,738	4,448,500
96,000	Pegasystems, Inc.	2,612,035	2,938,560
281,610	RealPage, Inc.[1]	5,978,130	5,758,925
27,000	Salesforce.com, Inc.[1]	3,273,950	3,085,560
227,500	Synchronoss Technologies, Inc.[1]	6,902,019	5,667,025
		29,653,016	32,026,000
	Communications Equipment (3.60%)
167,500	Polycom, Inc.[1]	3,314,294	3,076,975
78,000	QUALCOMM, Inc.	3,125,005	3,793,140
153,500	Riverbed Technology, Inc.[1]	3,864,240	3,063,860
		10,303,539	9,933,975

20	See Notes to Financial Statements.

September 30, 2011	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Computer Hardware (3.66%)
26,500	Apple, Inc.[1]	$2,877,994	$10,101,270
	Electronic Components (1.29%)
90,500	Rogers Corp.[1]	4,248,703	3,541,265
	Electronic Equipment & Instruments (1.07%)
305,000	Orbotech Ltd.[1,2]	3,680,066	2,952,400
	Internet Software & Services (5.88%)
372,272	Bankrate, Inc.[1]	5,596,453	5,662,257
335,000	LivePerson, Inc.[1]	3,633,148	3,333,250
440,400	Velti plc[1,2]	5,681,214	2,911,044
158,000	Zillow, Inc.[1]	3,160,000	4,321,300
		18,070,815	16,227,851
	IT Consulting & Other Services (8.84%)
130,000	Equinix, Inc.[1,3]	7,194,267	11,547,900
288,144	Gartner, Inc.[1]	5,808,336	10,047,581
211,500	ServiceSource International, Inc.[1]	2,786,787	2,793,915
		15,789,390	24,389,396
	Semiconductors (1.54%)
136,000	Mellanox Technologies, Ltd.[1,2]	4,071,760	4,245,920
	Systems Software (1.56%)
98,000	MICROS Systems, Inc.[1]	4,769,850	4,303,180
Total Information Technology		93,465,133	107,721,257

Materials (2.28%)
	Diversified Metals & Mining (1.43%)
120,149	Molycorp, Inc.[1]	5,489,130	3,949,298
	Specialty Chemicals (0.85%)
325,070	EcoSynthetix, Inc.[1,2]	3,046,731	2,345,194
Total Materials		8,535,861	6,294,492
Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (5.70%)
	Wireless Telecommunication Services (5.70%)
252,500	NII Holdings, Inc.[1]	$11,266,022	$6,804,875
259,000	SBA Communications Corp., Cl A1	5,486,141	8,930,320
Total Telecommunication Services		16,752,163	15,735,195
Total Common Stocks		242,688,528	262,095,546

Principal
Amount
Short Term Investments (5.61%)
$15,465,142	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $15,465,155; (Fully collateralized by U.S. Treasury Note, 1.375% due 09/30/2018; Market value $16,242,844)[4]	15,465,142	15,465,142
Total Investments (100.61%)		$258,153,670	277,560,688
Liabilities Less Cash and Other Assets (-0.61%)			(1,670,342)
Net Assets			$275,890,346

Retail Shares (Equivalent to $12.83 per share based on 18,741,217 shares outstanding)			$240,438,367

Institutional Shares (Equivalent to $12.91 per share based on 2,746,220 shares outstanding)			$35,451,979

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2011

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (98.04%)
Consumer Discretionary (22.75%)
	Auto Parts & Equipment (1.44%)
8,000	BorgWarner, Inc.[1]	$485,194	$484,240
	Broadcasting (1.23%)
11,000	Discovery Communications, Inc., Cl A1	344,009	413,820
	Casinos & Gaming (2.40%)
7,000	Wynn Resorts, Ltd.	857,246	805,560
	Hotels, Resorts & Cruise Lines (5.05%)
16,500	Carnival Corp.[2]	590,699	499,950
17,100	Hyatt Hotels Corp., Cl A1	473,489	536,427
17,000	Starwood Hotels & Resorts Worldwide, Inc.	908,669	659,940
		1,972,857	1,696,317
	Internet Retail (5.43%)
4,900	Amazon.com, Inc.[1]	440,993	1,059,527
1,700	priceline.com, Inc.[1]	874,518	764,082
		1,315,511	1,823,609
	Movies & Entertainment (3.82%)
13,000	Liberty Media Corp. - Liberty Capital, Cl A (formerly, Liberty Media Corp.)[1]	583,210	859,560
11,000	Viacom, Inc., Cl B	374,518	426,140
		957,728	1,285,700
	Restaurants (3.38%)
23,000	Yum! Brands, Inc.	1,162,954	1,135,970
Total Consumer Discretionary		7,095,499	7,645,216

Consumer Staples (1.71%)
	Hypermarkets & Super Centers (1.71%)
7,000	Costco Wholesale Corp.	361,906	574,840

Energy (5.01%)
	Integrated Oil & Gas (1.70%)
8,000	Occidental Petroleum Corp.	615,732	572,000
	Oil & Gas Equipment & Services (1.64%)
18,000	Halliburton Co.	522,593	549,360
	Oil & Gas Exploration & Production (1.67%)
7,000	Apache Corp.	836,612	561,680
Total Energy		1,974,937	1,683,040

Financials (7.56%)
	Consumer Finance (2.41%)
18,000	American Express Co.	452,443	808,200
	Diversified Banks (1.65%)
23,000	Wells Fargo & Co.	582,285	554,760
	Diversified Real Estate Activities (1.03%)
12,500	Brookfield Asset Management, Inc., Cl A2	393,713	344,375
	Other Diversified Financial Services (1.52%)
17,000	JPMorgan Chase & Co.	526,636	512,040
Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Property & Casualty Insurance (0.95%)
3	Berkshire Hathaway, Inc., Cl A1	$224,597	$320,400
Total Financials		2,179,674	2,539,775

Health Care (5.05%)
	Health Care Equipment (2.76%)
2,550	Intuitive Surgical, Inc.[1]	665,186	928,914
	Life Sciences Tools & Services (2.29%)
5,500	Mettler-Toledo International, Inc.[1]	805,247	769,780
Total Health Care		1,470,433	1,698,694

Industrials (18.27%)
	Air Freight & Logistics (2.42%)
12,000	FedEx Corp.	784,866	812,160
	Industrial Conglomerates (6.91%)
7,000	3M Co.	574,179	502,530
23,000	Danaher Corp.	1,156,774	964,620
21,000	Tyco International Ltd.[2]	955,960	855,750
		2,686,913	2,322,900
	Industrial Machinery (0.73%)
5,000	Stanley Black & Decker, Inc.	376,692	245,500
	Railroads (2.82%)
19,000	Kansas City Southern[1]	1,010,790	949,240
	Research & Consulting Services (2.72%)
35,000	Nielsen Holdings NV1,2	915,275	912,800
	Trading Companies & Distributors (2.67%)
27,000	Fastenal Co.	499,140	898,560
Total Industrials		6,273,676	6,141,160

Information Technology (30.38%)
	Application Software (5.36%)
15,000	ANSYS, Inc.[1]	818,393	735,600
8,000	Citrix Systems, Inc.[1]	378,037	436,240
5,500	Salesforce.com, Inc.[1]	661,489	628,540
		1,857,919	1,800,380
	Communications Equipment (3.93%)
27,000	Polycom, Inc.[1]	552,808	495,990
17,000	QUALCOMM, Inc.	973,600	826,710
		1,526,408	1,322,700
	Computer Hardware (3.86%)
3,400	Apple, Inc.[1]	134,174	1,296,012
	Data Processing & Outsourced Services (5.52%)
2,875	MasterCard, Inc., Cl A	800,781	911,835
11,000	Visa, Inc., Cl A	876,539	942,920
		1,677,320	1,854,755
	Internet Software & Services (7.16%)
28,000	eBay, Inc.[1]	927,552	825,720
2,600	Google, Inc., Cl A1	919,994	1,337,388
3,100	LinkedIn Corp., Cl A1	177,188	242,048
		2,024,734	2,405,156

22	See Notes to Financial Statements.

September 30, 2011	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2011

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	IT Consulting & Other Services (2.85%)
10,800	Equinix, Inc.[1,3]	$789,903	$959,364

	Systems Software (1.70%)
13,000	MICROS Systems, Inc.[1]	657,521	570,830
Total Information Technology		8,667,979	10,209,197

Materials (4.43%)
	Diversified Metals & Mining (1.86%)
19,000	Molycorp, Inc.[1]	929,472	624,530

	Fertilizers & Agricultural Chemicals (2.57%)
20,000	Potash Corp. of Saskatchewan, Inc.[2]	1,129,704	864,400
Total Materials		2,059,176	1,488,930

Telecommunication Services (2.88%)
	Wireless Telecommunication Services (2.88%)
18,000	American Tower Corp., Cl A1	304,199	968,400
Total Common Stocks		30,387,479	32,949,252

Principal
Amount
Short Term Investments (2.82%)
$946,477	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2011, 0.01% due 10/03/2011; Proceeds at maturity - $946,477; (Fully collateralized by U.S. Treasury Note, 2.625% due 11/15/2020; Market value - $996,688)[4]	946,477	946,477
Total Investments (100.86%)		$31,333,956	33,895,729
Liabilities Less Cash and Other Assets (-0.86%)			(287,941)
Net Assets			$33,607,788

Retail Shares (Equivalent to $8.98 per share based on 2,608,719 shares outstanding)			$23,417,322

Institutional Shares (Equivalent to $9.00 per share based on 1,132,085 shares outstanding)			$10,190,466

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Funds	September 30, 2011

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2011

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,211,913,099	$4,962,372,084	$3,030,600,114	$277,560,688	$33,895,729
“Affiliated” investments	—	426,925,442	331,246,035	—	—

Total investments in securities, at value	2,211,913,099	5,389,297,526	3,361,846,149	277,560,688	33,895,729
Foreign currency, at value†	—	1,103,199	27	—	—
Receivable for securities sold	5,422,545	3,371,731	3,300,852	484,956	—
Receivable for shares sold	754,454	5,132,277	5,884,120	797,474	4,371
Dividends and interest receivable	816,009	1,779,342	1,522,811	18,259	9,575
Prepaid expenses	14,870	32,566	19,831	1,487	154
	2,218,920,977	5,400,716,641	3,372,573,790	278,862,864	33,909,829
Liabilities:
Payable for shares redeemed	2,269,681	17,161,342	5,592,514	154,193	53,180
Payable for securities purchased	2,457,843	6,960,435	4,907,820	2,723,909	177,649
Payable for collateral on loaned securities	—	3,401,000	1,026,000	—	—
Investment advisory fees payable (Note 4)	862	483	28	872	761
Distribution fees payable (Note 4)	800	20	449	264	489
Accrued expenses and other payables	408,948	679,551	485,033	93,280	69,962
	5,138,134	28,202,831	12,011,844	2,972,518	302,041
Net Assets	$2,213,782,843	$5,372,513,810	$3,360,561,946	$275,890,346	$33,607,788

Net Assets consist of:
Paid-in capital	$1,217,784,227	$3,758,735,927	$2,749,172,807	$259,160,761	$34,173,192
Accumulated net investment loss	(233,663)	(258,885)	—	—	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	323,903,399	86,297,789	72,204,991	(2,677,433)	(3,127,177)
Net unrealized appreciation of investments and foreign currency translations	672,328,880	1,527,738,979	539,184,148	19,407,018	2,561,773
Net Assets	$2,213,782,843	$5,372,513,810	$3,360,561,946	$275,890,346	$33,607,788

Retail Shares:
Net Assets	$1,924,878,978	$4,110,750,344	$2,841,966,944	$240,438,367	$23,417,322
Shares Outstanding ($0.01 par value; indefinite shares authorized)	39,282,087	89,014,086	136,374,219	18,741,217	2,608,719
Net Asset Value Per Share	$49.00	$46.18	$20.84	$12.83	$8.98

Institutional Shares:
Net Assets	$288,903,865	$1,261,763,466	$518,595,002	$35,451,979	$10,190,466
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,860,288	27,158,694	24,742,064	2,746,220	1,132,085
Net Asset Value Per Share	$49.30	$46.46	$20.96	$12.91	$9.00
*Investments in securities, at cost:
Unaffiliated investments	$1,539,584,219	$3,567,841,516	$2,400,493,847	$258,153,670	$31,333,956
“Affiliated” investments	—	293,508,643	422,168,152	—	—
Total investments in securities, at cost	$1,539,584,219	$3,861,350,159	$2,822,661,999	$258,153,670	$31,333,956

†Foreign currency, at cost:	$—	$1,311,182	$29	$—	$—

24	See Notes to Financial Statements.

September 30, 2011	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2011

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund
Investment income:
Income:
Dividends — unaffiliated investments	$25,561,509	$42,063,601	$21,898,087	$889,984	$296,789
Dividends — “affiliated” investments	269,880	6,076,388	2,819,855	—	—
Interest	4,255	26,315	20,692	1,759	132
Securities lending income	—	221,776	2,012,336	12,725	—
Foreign taxes withheld on dividends	(152,854)	(489,709)	(201,150)	(17,898)	(1,825)
Total income	25,682,790	47,898,371	26,549,820	886,570	295,096
Expenses:
Investment advisory fees (Note 4)	28,082,703	63,439,091	39,067,335	2,926,774	354,892
Distribution fees — Retail Shares (Note 4)	6,216,269	12,875,093	8,585,105	628,052	69,752
Shareholder servicing agent fees and expenses — Retail Shares	706,065	1,084,815	588,460	134,595	31,776
Shareholder servicing agent fees and expenses — Institutional Shares	29,657	80,350	50,435	12,092	9,529
Reports to shareholders	975,000	2,033,250	1,162,400	161,355	5,660
Custodian and fund accounting fees	130,046	518,531	193,257	37,415	24,563
Registration and filing fees	79,940	139,800	109,710	44,595	34,017
Professional fees	67,299	93,239	82,007	40,565	35,684
Trustee fees and expenses	55,406	123,695	78,965	5,730	631
Insurance expense	56,654	120,770	71,252	5,016	821
Administration fees	26,468	26,478	26,497	26,499	26,490
Line of credit fees	24,355	57,388	35,380	2,796	129
Miscellaneous expenses	1,433	770	1,423	1,350	529
Total operating expenses	36,451,295	80,593,270	50,052,226	4,026,834	594,473
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(80,772)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(29,908)
Net expenses	36,451,295	80,593,270	50,052,226	4,026,834	483,793
Net investment loss	(10,768,505)	(32,694,899)	(23,502,406)	(3,140,264)	(188,697)
Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	340,686,078	722,118,948	316,979,430	30,586,845	3,699,728
Net realized gain (loss) on investments sold — “affiliated” investments	3,760,003	10,932,121	(13,998,898)	—	—
Net realized gain (loss) on foreign currency transactions	(261,397)	(328,706)	46,354	54,077	—
Net change in unrealized appreciation (depreciation) of:
Investments	(240,885,628)	(423,314,321)	(303,776,960)	(28,906,785)	(3,964,878)
Foreign currency translations	644	(174,378)	(2)	3,201	—
Net gain (loss) on investments	103,299,700	309,233,664	(750,076)	1,737,338	(265,150)
Net increase (decrease) in net assets resulting from operations	$92,531,195	$276,538,765	$(24,252,482)	$(1,402,926)	$(453,847)

See Notes to Financial Statements.	25

Baron Funds	September 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(10,768,505)	$(16,233,373)	$(32,694,899)	$(42,659,922)	$(23,502,406)	$(9,032,335)
Net realized gain	344,184,684	136,058,815	732,722,363	304,297,845	303,026,886	64,475,450
Net change in unrealized appreciation	(240,884,984)	210,617,413	(423,488,699)	444,421,437	(303,776,962)	404,476,969
Increase (decrease) in net assets resulting from operations	92,531,195	330,442,855	276,538,765	706,059,360	(24,252,482)	459,920,084
Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	—	—	—
Net investment income — Institutional Shares	—	—	—	—	—	—
Net realized gain on investments — Retail Shares	(36,608,080)	—	—	—	—	—
Net realized gain on investments — Institutional Shares	(4,102,537)	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(40,710,617)	—	—	—	—	—
Capital share transactions:
Proceeds from the sale of shares — Retail Shares	206,407,108	224,265,797	783,256,081	746,354,955	834,198,906	679,023,936
Proceeds from the sale of shares — Institutional Shares	158,035,997	168,923,207	750,443,066	563,438,929	417,020,031	189,233,455
Net asset value of shares issued in reinvestment of distributions — Retail Shares	35,501,226	—	—	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	3,978,079	—	—	—	—	—
Cost of shares redeemed — Retail Shares	(800,573,643)	(761,692,547)	(1,812,333,634)	(1,585,246,632)	(1,037,488,928)	(799,844,198)
Cost of shares redeemed — Institutional Shares	(108,385,325)	(29,831,857)	(197,066,002)	(132,155,594)	(121,981,124)	(44,072,065)
Increase (decrease) in net assets derived from capital share transactions	(505,036,558)	(398,335,400)	(475,700,489)	(407,608,342)	91,748,885	24,341,128
Increase (decrease) in net assets	(453,215,980)	(67,892,545)	(199,161,724)	298,451,018	67,496,403	484,261,212
Net Assets:
Beginning of year	2,666,998,823	2,734,891,368	5,571,675,534	5,273,224,516	3,293,065,543	2,808,804,331
End of year	$2,213,782,843	$2,666,998,823	$5,372,513,810	$5,571,675,534	$3,360,561,946	$3,293,065,543
Accumulated net investment loss at end of year	$(233,663)	$(139)	$(258,885)	$(3,237,884)	$—	$(233)

Capital share transactions — Retail Shares
Shares sold	3,687,700	4,780,268	15,087,977	17,750,705	34,224,681	34,762,177
Shares issued in reinvestment of distributions	647,714	—	—	—	—	—
Shares redeemed	(14,257,555)	(16,383,474)	(35,222,598)	(37,689,809)	(42,912,694)	(41,102,342)
Net decrease	(9,922,141)	(11,603,206)	(20,134,621)	(19,939,104)	(8,688,013)	(6,340,165)

Capital share transactions — Institutional Shares
Shares sold	2,782,061	3,667,754	14,556,325	13,377,072	17,262,870	9,732,391
Shares issued in reinvestment of distributions	72,290	—	—	—	—	—
Shares redeemed	(1,905,740)	(640,409)	(3,770,758)	(3,120,094)	(4,971,165)	(2,254,943)

Net increase	948,611	3,027,345	10,785,567	10,256,978	12,291,705	7,477,448

26	See Notes to Financial Statements.

September 30, 2011	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(3,140,264)	$(1,993,908)	$(188,697)	$(111,553)
Net realized gain	30,640,922	22,385,513	3,699,728	1,433,374
Net change in unrealized appreciation	(28,903,584)	14,971,347	(3,964,878)	1,583,629
Increase (decrease) in net assets resulting from operations	(1,402,926)	35,362,952	(453,847)	2,905,450

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(80,564)
Net investment income — Institutional Shares	—	—	—	(56,411)
Net realized gain on investments — Retail Shares	—	—	—	—
Net realized gain on investments — Institutional Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	(136,975)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	99,843,614	78,995,110	3,050,164	4,189,500
Proceeds from the sale of shares — Institutional Shares	25,978,090	12,959,240	289,391	200,163
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	78,269
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	56,029
Cost of shares redeemed — Retail Shares	(73,176,427)	(39,337,833)	(8,346,674)	(10,183,753)
Cost of shares redeemed — Institutional Shares	(15,328,420)	(1,642,355)	(299,679)	(62,551)
Increase (decrease) in net assets derived from capital share transactions	37,316,857	50,974,162	(5,306,798)	(5,722,343)
Redemption fees	—	16,915	—	—
Increase (decrease) in net assets	35,913,931	86,354,029	(5,760,645)	(2,953,868)

Net Assets:
Beginning of year	239,976,415	153,622,386	39,368,433	42,322,301
End of year	$275,890,346	$239,976,415	$33,607,788	$39,368,433

Accumulated net investment loss at end of year	$—	$(19,463)	$—	$—

Capital share transactions — Retail Shares
Shares sold	6,935,681	6,745,648	298,692	469,269
Shares issued in reinvestment of distributions	—	—	—	9,017
Shares redeemed	(5,004,246)	(3,379,698)	(833,767)	(1,146,786)

Net increase (decrease)	1,931,435	3,365,950	(535,075)	(668,500)

Capital share transactions — Institutional Shares
Shares sold	1,795,441	1,109,542	29,991	22,877
Shares issued in reinvestment of distributions	—	—	—	6,463
Shares redeemed	(1,044,429)	(142,959)	(29,170)	(6,922)
Net increase	751,012	966,583	821	22,418

See Notes to Financial Statements.	27

Baron Funds	September 30, 2011

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies with market capitalization between $1 billion and $15 billion that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of regular session trading (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open for trading. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

c) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

September 30, 2011	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2011 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$659,682,578	$1,212,112,415
Baron Growth Fund	822,419,711	1,471,229,266
Baron Small Cap Fund	1,226,752,701	1,246,906,984
Baron Opportunity Fund	217,590,694	183,578,015
Baron Fifth Avenue Growth Fund	28,946,010	34,228,703

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion,0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.50% and 1.30% of average daily net assets of the Retail Shares, and 1.25% and 1.05% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight Libor Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2011, there were no loans outstanding under the line of credit.

Baron Funds	September 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES

At September 30, 2011, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2011, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Kerzner International Holdings, Ltd., Cl A	9/27/06	$2,964,000
Windy City Investments Holdings LLC	11/13/07	19,598,073
Windy City Investments Holdings LLC	1/27/11	1,492,065

Total Restricted Securities:
(Cost $86,581,905)† (1.09% of Net Assets)		$24,054,138

	Baron Growth Fund
	Acquisition
Name of Issuer	Date	Value

Private Equity Investments
Kerzner International Holdings, Ltd., Cl A	9/27/06	$4,218,000
Windy City Investments Holdings LLC	11/13/07	6,596,849
Windy City Investments Holdings LLC	1/27/11	502,238

Total Restricted Securities:
(Cost $82,630,998)† (0.21% of Net Assets)		$11,317,087

	Baron Small Cap Fund
	Acquisition
Name of Issuer	Date	Value

Common Stocks
Function X, Inc.	8/25/11	$9,960,000
Warrants
Function X, Inc. Warrants, Exp 8/22/2014	8/25/11	40,000
Private Equity Investments
Kerzner International Holdings, Ltd., Cl A	9/27/06	1,995,000

Total Restricted Securities:
(Cost $45,000,000)† (0.36% of Net Assets)		$11,995,000

† See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

September 30, 2011	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of September 30, 2011 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$2,154,140,082	$—	$—	$2,154,140,082
Private Equity Investments†	—	—	24,054,138	24,054,138
Short Term Investments	—	33,718,879	—	33,718,879
Total Investments	$2,154,140,082	$33,718,879	$24,054,138	$2,211,913,099

	Baron Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$5,205,580,716	$—	$—	$5,205,580,716
Private Equity Investments†	—	—	11,317,087	11,317,087
Short Term Investments	—	172,399,723	—	172,399,723
Total Investments	$5,205,580,716	$172,399,723	$11,317,087	$5,389,297,526

	Baron Small Cap Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$3,119,830,086	$24,131,485	$9,960,000	$3,153,921,571
Private Equity Investments	—	—	1,995,000	1,995,000
Warrants	—	—	40,000	40,000
Short Term Investments	—	205,889,578	—	205,889,578
Total Investments	$3,119,830,086	$230,021,063	$11,995,000	$3,361,846,149

The fair value of Level 2 investments at September 30, 2010 was $161,356,024. $24,131,485 was transferred out of Level 1 into Level 2 at September 30, 2011 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Opportunity Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$262,095,546	$—	$—	$262,095,546
Short Term Investments	—	15,465,142	—	15,465,142
Total Investments	$262,095,546	$15,465,142	$—	$277,560,688

	Baron Fifth Avenue Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks†	$32,949,252	$—	$—	$32,949,252
Short Term Investments	—	946,477	—	946,477
Total Investments	$32,949,252	$946,477	$—	$33,895,729

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund
										Change in Net
										Unrealized
				Net Change in						Appreciation
	Balance as of	Accrued		Unrealized			Transfers	Transfers		(Depreciation) from
Investments in	September 30,	Premiums/	Net Realized	Appreciation			Into	Out of	Balance as of	Investments still held
Securities	2010	Discounts	Gain (Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	September 30, 2011	at September 30, 2011

Private Equity Investments
Consumer
Discretionary	$15,600,000	$—	$—	$(12,636,000)	$—	$—	$—	$—	$2,964,000	$(12,636,000)
Financials	21,280,013	—	—	(2,811,070)	2,621,195	—	—	—	21,090,138	(2,811,070)
Total	$36,880,013	$—	$—	$(15,447,070)	$2,621,195	$—	$—	$—	$24,054,138	$(15,447,070)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2010	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011

Private Equity Investments
Consumer
Discretionary	$22,200,000	$—	$—	$(17,982,000)	$—	$—	$—	$—	$4,218,000	$(17,982,000)
Financials	7,163,000	—	—	(946,225)	882,312	$—	$—	$—	7,099,087	(946,225)

Total	$29,363,000	$—	$—	$(18,928,225)	$882,312	$—	$—	$—	$11,317,087	$(18,928,225)

	Baron Small Cap Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2010	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011

Common Stocks
Consumer Discretionary	$—	$—	$—	$(40,000)	$10,000,000	$—	$—	$—	$9,960,000	$(40,000)
Private Equity Investments
Consumer Discretionary	10,500,000	—	—	(8,505,000)	—	—	—	—	1,995,000	(8,505,000)
Warrants
Consumer Discretionary	—	—	—	40,000	—	—	—	—	40,000	40,000

Total	$10,500,000	$—	$—	$(8,505,000)	$10,000,000	$—	$—	$—	$11,995,000	$(8,505,000)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

September 30, 2011	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

For the year ended September 30, 2011, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

	Accumulated	Accumulated
	Net Investment	Realized	Paid-In
Fund	Loss	Gain/(Loss)	Capital

Baron Asset Fund	$10,534,981	$261,402	$(10,796,383)
Baron Growth Fund	35,673,898	2,624,873	(38,298,771)
Baron Small Cap Fund	23,502,639	1,329,803	(24,832,442)
Baron Opportunity Fund	3,159,727	(54,077)	(3,105,650)
Baron Fifth Avenue Growth Fund	188,697	—	(188,697)

As of September 30, 2011, the components of net assets on a tax basis were as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund

Cost of investments	$1,539,588,651	$3,868,418,656	$2,822,829,701	$258,437,186	$31,459,804

Gross tax unrealized appreciation	$801,639,623	$1,790,239,156	$954,009,973	$44,233,652	$5,048,503
Gross tax unrealized depreciation	(129,315,175)	(269,360,286)	(414,993,525)	(25,110,150)	(2,612,578)

Net tax unrealized appreciation	672,324,448	1,520,878,870	539,016,448	19,123,502	2,435,925
Net tax unrealized currency depreciation	—	(208,388)	(2)	—	—
Undistributed net realized gain	323,907,831	93,366,286	72,372,693	—	—
Post October capital/currency loss deferral	(233,663)	(258,885)	—	—	—
Capital loss carryforwards	—	—	—	(2,393,917)	(3,001,329)
Paid-in capital	1,217,784,227	3,758,735,927	2,749,172,807	259,160,761	34,173,192
Net Assets	$2,213,782,843	$5,372,513,810	$3,360,561,946	$275,890,346	$33,607,788

As of September 30, 2011, the Funds had capital loss carryforwards expiring as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund

September 30, 2017	$—	$—	$—	$2,393,917	$—
September 30, 2018	—	—	—	—	3,001,329
	$—	$—	$—	$2,393,917	$3,001,329
Capital loss carryforward utilized during the year ended September 30, 2011	$—	$638,770,139	$224,574,006	$29,536,221	$3,661,299

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain

Baron Asset Fund	$—	$40,710,617	$—	$—
Baron Growth Fund	—	—	—	—
Baron Small Cap Fund	—	—	—	—
Baron Opportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	—	—	136,975	—

† For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2011, the Funds did not have any unrecognized tax benefits. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than all short-term as under previous rules.

Baron Funds	September 30, 2011

NOTES TO FINANCIAL STATEMENTS (Continued)

9. TRANSACTIONS IN “AFFILIATED” COMPANIES.1

BARON ASSET FUND

	Value at					Shares Held at	Value at
	September 30,	Purchase	Sales	Realized	Dividend	September 30,	September 30,
Name of Issuer	2010	Cost	Proceeds	Gains/(Losses)	Income	2011	2011
No Longer an “Affiliated” Company as of September 30, 2011:
Vail Resorts, Inc.	$67,505,984	$—	$7,093,318	$3,760,003	$269,880	1,635,850	$61,818,772

BARON GROWTH FUND

	Value at					Shares Held at	Value at
	September 30,	Purchase	Sales	Realized	Dividend	September 30,	September 30,
Name of Issuer	2010	Cost	Proceeds	Gains/(Losses)	Income	2011	2011
“Affiliated” Company as of September 30, 2011:
Blue Nile, Inc.	$49,161,450	$—	$6,175,930	$2,488,285	$—	1,000,000	$35,280,000
Choice Hotels International, Inc.	109,380,000	221,712	—	—	2,221,388	3,007,500	89,382,900
DeVry, Inc.	178,386,250	—	—	—	870,000	3,625,000	133,980,000
Peet’s Coffee & Tea, Inc.	27,384,000	—	—	—	—	800,000	44,512,000
Strayer Education, Inc.	117,787,500	—	—	—	2,700,000	675,000	51,752,250
Vail Resorts, Inc.	71,288,000	218,398	—	—	285,000	1,905,750	72,018,292
	$553,387,200	$440,110	$6,175,930	$2,488,285	$6,076,388		$426,925,442

No Longer an “Affiliated” Company as of September 30, 2011:
AMERIGROUP Corp.	$111,483,750	$—	$15,253,251	$8,443,836	$—	2,350,000	$91,673,500

BARON SMALL CAP FUND

	Value at					Shares Held at	Value at
	September 30,	Purchase	Sales	Realized	Dividend	September 30,	September 30,
Name of Issuer	2010	Cost	Proceeds	Gains/(Losses)	Income	2011	2011
“Affiliated” Company as of September 30, 2011:
Bravo Brio Restaurant Group, Inc.	$—	$29,668,299	$5,516,272	$885,384	$—	1,628,701	$27,101,585
The Chefs’ Warehouse, Inc.	—	20,680,409	604,724	(22,337)	—	1,250,000	14,700,000
Chesapeake Lodging Trust	14,456,848	21,455,750	3,031,607	(93,494)	1,720,855	2,000,000	24,140,000
Globe Specialty Metals, Inc.	49,140,000	9,890,398	—	—	525,000	4,000,000	58,080,000
Great Wolf Resorts, Inc.	5,814,000	—	—	—	—	3,060,000	7,833,600
Iconix Brand Group, Inc.	68,250,000	—	—	—	—	3,900,000	61,620,000
KEYW Holding Corp.	—	27,745,764	—	—	—	2,385,000	16,957,350
Lumber Liquidators Holdings, Inc.	24,570,000	8,985,087	—	—	—	1,425,000	21,517,500
Mercury Computer Systems, Inc.	—	32,185,131	—	—	—	1,750,000	20,125,000
Mistras Group, Inc.	20,265,000	2,400,000	4,210,206	795,820	—	1,650,000	28,974,000
Rogers Corp.	—	43,765,303	—	—	—	1,000,000	39,130,000
Vitacost.com, Inc.	13,973,250	—	—	—	—	2,325,000	11,067,000
	$196,469,098	$196,776,141	$13,362,809	$1,565,373	$2,245,855		$331,246,035

No Longer an “Affiliated” Company as of September 30, 2011:
Campus Crest Communities, Inc.	$—	$25,137,765	$24,357,162	$(780,604)	$574,000	—	$—
Coresite Realty Corp.	17,241,854	2,555,778	17,237,253	(2,178,209)	—	—	—
Huron Consulting Group, Inc.	27,487,500	—	38,433,500	(2,106,736)	—	—	—
Orion Marine Group, Inc.	17,374,000	—	15,590,246	(4,821,693)	—	—	—
Primo Water Corp.	—	13,922,993	8,245,964	(5,677,029)	—	—	—
	$62,103,354	$41,616,536	$103,864,125	$(15,564,271)	$574,000		$—

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2011.

10. NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The Adviser is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

September 30, 2011	Baron Funds

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

											INSTITUTIONAL
	RETAIL SHARES										SHARES
											Year Ended
	Year Ended September 30,										September 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2011	2010	2009[3]

Net asset value, beginning of year	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment loss	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments	0.73	5.93	(5.68)	(12.08)	11.27	6.64	12.08	8.27	6.04	0.05	0.74	5.93	6.32

Total from investment operations	0.50	5.65	(5.88)	(12.37)	11.17	6.37	11.62	7.84	5.58	(0.50)	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(0.77)	0.00	0.00

Total distributions	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(0.77)	0.00	0.00

Net asset value, end of year	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$49.30	$49.43	$43.65
Total return	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	(2.54)%	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$288.9	$242.8	$82.3

Ratio of total expenses to average net assets	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%	1.35%	1.06%	1.06%	1.16%[5]
Less: Ratio of interest expense to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%	0.00%	0.00%	0.00%
Ratio of operating expenses to average net assets	1.33%	1.32%	1.36%	1.33%	1.34%	1.33%	1.34%	1.34%	1.34%	1.33%	1.06%	1.06%	1.16%[5]

Ratio of net investment loss to average net assets	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	6.01%	23.89%	13.04%	14.67%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	35

Baron Funds	September 30, 2011

FINANCIAL HIGHLIGHTS (Continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

											INSTITUTIONAL
	RETAIL SHARES										SHARES
											Year Ended
	Year Ended September 30,										September 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2011	2010	2009[3]
Net asset value, beginning of year	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment loss	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	2.10	5.71	(2.47)	(10.07)	10.11	3.61	7.33	6.57	5.94	1.65	2.11	5.71	5.36

Total from investment operations	1.81	5.37	(2.65)	(10.35)	9.86	3.32	7.04	6.27	5.69	1.42	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	0.00	0.00	0.00

Net asset value, end of year	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$46.46	$44.52	$39.03
Total return	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	5.02%	4.36%	14.07%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$1,261.8	$728.9	$238.7
Ratio of operating expenses to average net assets	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%	1.35%	1.06%	1.06%	1.13%[5]

Ratio of net investment loss to average net assets	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.33)%	(0.53)%	(0.29)%[5]

Portfolio turnover rate	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	18.31%	13.51%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

36	See Notes to Financial Statements.

September 30, 2011	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

											INSTITUTIONAL
	RETAIL SHARES										SHARES
											Year Ended
	Year Ended September 30,										September 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2011	2010	2009[5]
Net asset value, beginning of year	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment loss	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43	4.55	2.07	4.02	1.18	0.09 [2]	3.03	2.49

Total from investment operations	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25	4.45	1.92	3.91	1.04	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	0.00	0.00	0.00

Net asset value, end of year	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$20.96	$20.97	$17.97
Total return	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	8.20%	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$518.6	$261.1	$89.4
Ratio of operating expenses to average net assets	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%	1.33%	1.33%	1.36%	1.36%	1.06%	1.06%	1.16%[7]

Ratio of net investment loss to average net assets	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	55.07%	32.81%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

See Notes to Financial Statements.	37

Baron Funds	September 30, 2011

FINANCIAL HIGHLIGHTS (Continued)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

											INSTITUTIONAL
	RETAIL SHARES										SHARES

											Year Ended
	Year Ended September 30,										September 30,

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2011	2010	2009[7]
Net asset value, beginning of year	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)	(0.10)	(0.05)	(0.06)	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	0.23	2.28	0.79	(3.02)	3.03	0.92	1.66	1.18	2.89	(0.40)	0.23	2.28	1.76

Total from investment operations	0.07	2.15	0.71	(3.11)	2.96	0.89	1.57	1.08	2.84	(0.46)	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02	0.01	0.00 [2]	0.00	0.00 [2]	0.00

Net asset value, end of year	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$12.91	$12.80	$10.62

Total return	0.55%	20.26%	7.17%	(23.90)%	29.45%[3]	9.72%	20.84%[3]	16.98%[3]	78.51%[3]	(11.25)%[3]	0.86%	20.53%	19.59%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$57.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.65%	1.14%	1.18%	1.37%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%[5]	0.00%[5]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	(0.15)%	0.00%	0.00%	(0.12)%[6]

Ratio of net expenses to average net assets	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.50%	1.14%	1.18%	1.25%[6]

Ratio of net investment loss to average net assets	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(1.20)%	(0.84)%	(0.83)%	(0.74)%[6]

Portfolio turnover rate	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	96.41%	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[4]	Not Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	Annualized.
[7]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

38	See Notes to Financial Statements.

September 30, 2011	Baron Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

									INSTITUTIONAL
	RETAIL SHARES								SHARES
									Year Ended
	Year Ended September 30,								September 30,
	2011	2010	2009	2008	2007	2006	2005	2004[1]	2011	2010	2009[8]
Net asset value, beginning of year	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[2]	(0.03)[2]	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)	(0.03)[2]	(0.01)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)	(0.18)	0.66	1.05

Total from investment operations	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	0.00	(0.77)	(1.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of year	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$9.00	$9.21	$8.61
Total return	(2.50)%[4]	7.38%[4]	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]	(2.28)%[4]	7.59%[4]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3	$10.2	$10.4	$9.5
Ratio of operating expenses to average net assets	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[7]	1.31%	1.35%	1.61%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[6]	0.00%	(0.09)%	(0.27)%[7]	(0.26)%	(0.24)%	(0.46)%[7]

Ratio of net expenses to average net assets	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[7]	1.05%	1.11%	1.15%[7]

Ratio of net investment income (loss) to average net assets	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[7]	(0.30)%	(0.07)%	0.58%[7]

Portfolio turnover rate	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]	75.36%	57.67%	39.61%

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not Annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.
[8]	For the period May 29, 2009 (Commencement of Operations) to September 30, 2009.

See Notes to Financial Statements.	39

Baron Funds	September 30, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (five of the portfolios constituting the Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 28, 2011

September 30, 2011	Baron Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20111

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account Value	Account Value	Expense	Paid During
	Return	April 1, 2011	September 30, 2011	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	(17.09)%	$1,000.00	$829.10	1.33%	$6.10
Baron Asset Fund- Institutional Shares	(16.98)%	$1,000.00	$830.20	1.06%	$4.86
Baron Growth Fund- Retail Shares	(17.58)%	$1,000.00	$824.20	1.32%	$6.04
Baron Growth Fund- Institutional Shares	(17.46)%	$1,000.00	$825.40	1.06%	$4.85
Baron Small Cap Fund- Retail Shares	(20.37)%	$1,000.00	$796.30	1.31%	$5.90
Baron Small Cap Fund- Institutional Shares	(20.27)%	$1,000.00	$797.30	1.06%	$4.78
Baron Opportunity Fund- Retail Shares	(17.07)%	$1,000.00	$829.30	1.41%	$6.47
Baron Opportunity Fund- Institutional Shares	(16.98)%	$1,000.00	$830.20	1.14%	$5.23
Baron Fifth Avenue Growth Fund- Retail Shares	(13.74)%	$1,000.00	$862.60 [3]	1.30%[4]	$6.07
Baron Fifth Avenue Growth Fund- Institutional Shares	(13.71)%	$1,000.00	$862.90 [3]	1.05%[4]	$4.90

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account Value	Account Value	Expense	Paid During
	Total Return	April 1, 2011	September 30, 2011	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.40	1.33%	$6.73
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.06%	$5.37
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.06%	$5.37
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.50	1.31%	$6.63
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.75	1.06%	$5.37
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,018.00	1.41%	$7.13
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.35	1.14%	$5.77
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.55 [3]	1.30%[4]	$6.58
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.80 [3]	1.05%[4]	$5.32

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.
[4]	Annualized expense ratios for Baron Fifth Avenue Growth Fund are adjusted to reflect fee waiver.

Baron Funds	September 30, 2011

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND, BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 17, 2011 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, (each a “Fund” and collectively, the “Funds”).The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory contract for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund was appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant.The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against peer group funds and performance of peer group funds’ averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board noted the Funds’ absolute performance in the most recent one-year period and the risk-adjusted performance comparisons. The Board also concluded that the Funds and their shareholders had benefited over the long-term from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds.This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratios of the Funds were generally competitive with the total expense ratios of the funds against which they were compared.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to the Funds, sub-advised accounts and separately managed accounts.The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that, except for Baron Fifth Avenue Growth Fund, the Funds’ fee schedules do not have break points. The Board considered that the small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves large-cap equities, particularly as the size of the assets under management increases.The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board reiterated its intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds. The Board concluded that the management fee for each Fund was reasonable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund’s investment advisory agreement was in the best interests of the respective Fund and its shareholders.

September 30, 2011	Baron Funds

TAX INFORMATION (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2011, the Funds’ distributions to shareholders included:

	Ordinary	Long-Term
Fund	Income	Capital Gains[1]
Baron Asset Fund	$—	$40,710,617

[1]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2011. The information necessary to complete your income tax return for the calendar year ended December 31, 2011 will be listed on the Form 1099-DIV, which will be mailed to you in January 2012.

Baron Funds	September 30, 2011

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

The Board of Trustee’s (the “Board”) role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two independent Trustees) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the trustees who are not interested persons of the fund. Currently, six of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser (“Independent Trustees”)). The Chairman of the Board, Linda Martinson, is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated two lead Independent Trustees who chair meetings or executive sessions of the Independent Trustees, review and comment on Board meeting agendas, represent the views of the Independent Trustees to management and facilitate communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated two lead Independent Trustees to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as other specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99Baron. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 68	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	24 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	10	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 56	Chairman, President, Chief Operating Officer and Trustee	24 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07- Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); Chairman (10/10-Present); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; Chairman (10/10-Present); President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	10	None

September 30, 2011	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 76	Trustee	24 years	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	None

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 83	Trustee	24 years	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-10/10); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 76	Trustee	24 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighting Protection Systems, LLC (10/06-Present); Director: CompletexRM (2009-Present).	10	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 Age: 68	Trustee	24 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 61	Trustee	24 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	10	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 55	Trustee	4 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present);Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (12/06-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	10	None

Baron Funds	September 30, 2011

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 52	Senior Vice President and Portfolio Manager	14 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997- 2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).		None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President and Chief Compliance Officer	8 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).		None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 43	Vice President, General Counsel and Secretary	4 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (08/07- Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).		None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 42	Senior Vice President and Portfolio Manager	8 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).		None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 56	Vice President	24 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).		None
Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 50	Treasurer and Chief Financial Officer	24 years
			Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).		None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

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SEP 11

Item 2. Code of Ethics.

          The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

           The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2011 and September 30, 2010:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with the statutory and regulatory filings or engagements:

	2011	2010

Baron Investment Funds Trust	$195,000	$187,250

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2011	2010

Baron Investment Funds Trust	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2011	2010

Baron Investment Funds Trust	$46,750	$56,650

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2011	2010

Baron Investment Funds Trust	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors. (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

                          2011: $45,000

                          2010: $45,000

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

          Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

          Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	November 30, 2011

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	November 30, 2011